AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 22, 2013 (this “Amendment”) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “U.S. Borrower”), GENERAL CABLE COMPANY LTD., a company organized under the laws of Nova Scotia (the “Canadian Borrower”), SILEC CABLE SAS, a French société par actions simplifiée (the “French Borrower”), NORDDEUTSCHE SEEKABELWERKE GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (the “German Borrower”), GRUPO GENERAL CABLE SISTEMAS, S.L., a public limited liability company (formerly Grupo General Cable Sistemas, S.A., in process of conversion) organized under the laws of Spain (“Sistemas”), ECN CABLE GROUP, S.L., a limited liability company organized under the laws of Spain (“ECN” and, together with Sistemas, the “Spanish Borrowers” and each, a “Spanish Borrower”), GENERAL CABLE CORPORATION, a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH
WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other Persons are parties to that certain Amended and Restated Credit Agreement, dated as of September 6, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 9.27 of the Credit Agreement, each of the Lenders agreed to temporarily waive any Default or Event of Default arising under clause (g) of Article VII of the Credit Agreement due to a Specified Financial Reporting Default (the “Limited Waiver”);
WHEREAS, pursuant to Section 7.02 of the Subordinated Convertible Note Indenture, Holdings may elect, pursuant to the terms set forth therein, to cause the sole remedy for the first 365 days after the occurrence of any Event of Default (as defined in the Subordinated Convertible Note Indenture) for Holdings failure to comply with its obligations under Section 5.02 of such indenture to be the right of the holder or holders of such Indebtedness to receive additional interest at an annual rate equal to 0.50% of the principal amount of the Subordinated Convertible Notes (the “Additional Interest Election”);
WHEREAS, (a) Holdings has notified the Administrative Agent that Holdings shall make the Additional Interest Election in connection with the Event of Default arising from its failure to comply with Section 5.02 of the Subordinated Convertible Note Indenture and, in connection therewith, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to provide for (i) an extension of the Limited Waiver, subject to certain conditions and (ii) to the extent that the Additional Interest Election is prohibited by Section 6.08(b) and Section 6.11(a) of the Credit Agreement, a waiver of Section 6.08(b) and Section 6.11(a) of the Credit Agreement on a limited basis with respect to the Additional Interest Election, and (b) Holdings has informed the Administrative Agent of, and has requested that the Required Lenders waive, certain Defaults or Events of Default arising under clauses (c) and (e) of Article VII of the Credit Agreement to the extent, and solely to the extent, such Defaults or Events of Default have arisen due to (i) the failure by Holdings to deliver financial statements for the fiscal years 2008 through 2012 (and the related reports of its independent registered public accounting firm) and the interim periods during those years, and the financial statements as of, as well as for, the three fiscal months ended March 29, 2013, and the six fiscal months ended June 28, 2013, that presented fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently

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applied, which failure results from those accounting matters that have been disclosed prior to the date of this Amendment in Holdings’s public filings with the Securities and Exchange Commission, including with regard to potential theft of certain inventory in Brazil and (ii) the failure of the Borrowers and Holdings to report any such Default or Event of Default to the Administrative Agent and each Lender pursuant to Section 5.02 of the Credit Agreement (such Defaults or Events of Default referred to in this clause (b) collectively, the “Accounting Matters Representation Defaults”);
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and without waiving (except to the extent set forth herein) any existing or future rights or remedies which the Administrative Agent, the European Administrative Agent and the Lenders may have against the Borrowers or the other Loan Parties, the Administrative Agent and the Lenders party hereto are willing to agree to so amend and waive certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.
1.Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Borrowers, the Lenders party hereto and the Administrative Agent each agree that the Credit Agreement shall be and hereby is amended as of the date hereof as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)    The definition of “Specified Financial Reporting Default” is hereby amended and restated in its entirety as follows:
“Specified Financial Reporting Default” means the failure (i) by Holdings to deliver its quarterly financial reports on Form 10-Q for the fiscal quarters ended on or about June 28, 2013 or September 27, 2013, within the time periods prescribed therefor under Section 4.18 of the Senior Unsecured Note Indenture or Section 5.02 of the Subordinated Convertible Note Indenture or (ii) by Holdings to deliver any related notice of default to the trustee under any of the Senior Unsecured Note Indenture or the Subordinated Convertible Note Indenture, which failure results in a “Default” or “Event of Default” (each as defined in the applicable indenture) under Section 6.01(4) of the Senior Unsecured Note Indenture or Section 7.01(5) of the Subordinated Convertible Note Indenture.
(ii)    The following new definitions are hereby added to Section 1.01. of the Credit Agreement in the proper alphabetical order:
“Additional Interest Election” means Holdings makes an election, pursuant to the terms set forth in the Subordinated Convertible Note Indenture, to cause the sole remedy for an “Event of Default” (as defined in the Subordinated Convertible Note Indenture) caused by a Specified Financial Reporting Default, for the first 365 days (or earlier, if such Specified Financial Reporting Default is cured or waived prior to such 365th day) after the occurrence of such “Event of Default” to be the right of the holder or holders of such Indebtedness to receive additional interest at an annual rate equal to 0.50% of the principal amount of the Subordinated Convertible Notes.
“First Amendment Effective Date” October 22, 2013.
(b)    Section 3.04 of the Credit Agreement is hereby amended by deleting the reference to “Effective Date” contained therein and inserting “First Amendment Effective Date” in lieu thereof.

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(c)    Section 5.01(a) of the Credit Agreement is hereby amended by deleting the reference to “Effective Date” contained therein and inserting “First Amendment Effective Date” in lieu thereof.
(d)    Section 5.01(b) of the Credit Agreement is hereby amended by deleting the reference to “Effective Date” contained therein and inserting “First Amendment Effective Date” in lieu thereof.
(e)    Clause (i) of Section 5.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i) certifying, in the case of the financial statements delivered under clause (b), as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject also to certain accounting matters that have been disclosed prior to the First Amendment Effective Date in Holdings’s public filings with the Securities and Exchange Commission, including with regard to potential theft of certain inventory in Brazil,
(f)    Section 9.27 of the Credit Agreement is amended and restated in its entirety as follows:
Section 9.27    Limited Waiver. By execution and delivery of this Agreement, each of the Lenders hereby temporarily waives any Default or Event of Default arising under clause (g) of Article VII to the extent, and solely to the extent, such Default or Event of Default is caused by a Specified Financial Reporting Default. Each Lender also agrees that if (a) Holdings delivers its Form 10-Q for the fiscal quarters ended on or about June 28, 2013 and September 27, 2013 to each of the trustees under each of the Subordinated Convertible Note Indenture and the Senior Unsecured Note Indenture prior to the expiration of the applicable sixty day grace period set forth in the applicable indenture (or prior to the expiration of any extended grace period or temporary waiver of a Specified Financial Reporting Default provided for in any Indenture Waiver), and such delivery is effective to cure the “Defaults” and “Events of Default” under and as defined in the applicable indentures caused by Holdings’s failure to deliver its quarterly financial statements on Form 10-Q in a timely manner, or (b) Holdings obtains Indenture Waivers under each of the Senior Unsecured Note Indenture or the Subordinated Convertible Note Indenture that permanently waive the Specified Financial Reporting Defaults under each such indenture, the corresponding Default and Event of Default under clause (g) of Article VII shall also be deemed cured. The foregoing temporary waiver shall automatically expire without any further action by any Person on the earliest of (w) October 28, 2013, or, if on or prior to October 28, 2013, Holdings notifies the Administrative Agent and the European Administrative Agent that Holdings shall make an Additional Interest Election, March 17, 2014 (provided, that if Holdings fails to make an effective Additional Interest Election as promptly as possible after it may make such an election under the terms of the Subordinated Convertible Note Indenture, or if such Additional Interest Election shall fail to be effective at any time, the foregoing temporary waiver shall automatically expire without any further action by any Person), unless Holdings has cured pursuant to the previous sentence on or prior to such applicable date, (x) the earliest date that is (A) one Business Day prior to the 60th day after receipt by Holdings of a notice of any Specified Financial Reporting Default under the Senior Unsecured Note Indenture or a notice of a subsequent Specified Financial Reporting Default under the Subordinated Convertible Note Indenture or (B) one Business Day prior to the expiration of any extended grace period or temporary waiver of a Specified Financial Reporting Default provided for in any applicable Indenture Waiver, provided that, solely with respect to a Specified Financial Reporting Default

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under the Subordinated Convertible Note Indenture, if Holdings notifies the Administrative Agent and the European Administrative Agent that Holdings shall make an Additional Interest Election with respect thereto, the date described in this clause (x) with respect to such Event of Default under the Subordinated Convertible Note Indenture shall be March 17, 2014 (provided, that if Holdings fails to make an effective Additional Interest Election as promptly as possible after it may make such an election under the terms of the Subordinated Convertible Note Indenture, or if such Additional Interest Election shall fail to be effective at any time, the foregoing temporary waiver shall automatically expire without any further action by any Person) in each case unless Holdings has cured pursuant to the previous sentence on or prior to such applicable Business Day, (y) the commencement of any enforcement action, including any acceleration of the notes, under any of the Convertible Senior Note Indenture, the Senior Unsecured Note Indenture or the Subordinated Convertible Note Indenture and (z) the occurrence of any other “Default” or “Event of Default” under any of the Convertible Senior Note Indenture, the Senior Unsecured Note Indenture or the Subordinated Convertible Note Indenture.
2.    Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Lenders party hereto hereby waive:
(a)    any Accounting Matters Representation Default;
(b)    the Borrowers’ obligation to furnish to the Administrative Agent and each Lender comparative figures for the end of and for the fiscal quarter ended on September 28, 2012, with the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for the fiscal quarter ended on September 27, 2013, required to be delivered pursuant to Section 5.01(b) of the Credit Agreement; and
(c)    to the extent, if any, that the Additional Interest Election is prohibited by Section 6.08(b) and Section 6.11(a) of the Credit Agreement, Section 6.08(b) and Section 6.11(a) of the Credit Agreement solely with respect to the Additional Interest Election.
3.    Conditions to Effectiveness. The amendment to the Credit Agreement set forth in Section 1 above and the waiver set forth in Section 2 above shall become effective as of the date hereof upon:
(a)    the Administrative Agent’s receipt of counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, and the Required Lenders;
(b)    the Administrative Agent shall have received a certificate signed by a duly authorized officer of each Borrower to the effect that, before and after giving effect to this Amendment on the date hereof: (i) the representations and warranties contained in Article III of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects (in each case excluding any inaccuracy constituting, or resulting directly from, an Accounting Matters Representation Default); and (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment; and
(c)    the Borrowers shall have paid to each Agent such fees or other amounts as may be then payable pursuant to any Loan Document.

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4.    Covenant. Promptly following Holdings’s exercise of the Additional Interest Election, Holdings shall deliver a certificate to the Administrative Agent, certifying that (a) Holdings has duly exercised the Additional Interest Election pursuant to the terms of the Subordinated Convertible Note Indenture, and (b) Holdings has not received notice of a Specified Financial Reporting Default under the Senior Unsecured Note Indenture.
5.    Representations and Warranties of the Borrowers. Each Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof:
(a)    Each Borrower has the legal power and authority to execute and deliver this Amendment and the officers of each Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.
(b)    This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.
(c)    This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Borrower and each other Loan Party, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, examinership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
(d)    The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any material Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, (iv) will not contravene the terms of any certificates of incorporation, by-laws or other organizational or governing documents of any Loan Party, and (v) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.
(e)    Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that, except with respect to any Accounting Matters Representation Default, all such representations and warranties are true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects.
(f)    Each Borrower has caused to be conducted a thorough review of the terms of this Amendment, the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default or Event of Default has occurred and is continuing.

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6.    Reference to and Effect on the Credit Agreement.
(a)    On and after the effective date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above.
(b)    Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, unless and except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the European Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. For the avoidance of doubt, unless and except as expressly provided herein, nothing herein shall operate as a waiver of any Default or Events of Default arising after the First Amendment Effective Date.
7.    Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and in the Credit Agreement as amended hereby, and in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith.
8.    Governing Law. ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
9.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
10.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.
11.    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

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12.    Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.
13.    Reaffirmation of Liens and Guaranties.
(a)    Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.
(b)    Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents, confirms that this Amendment does not constitute a novation, payment and reborrowing or termination of the Secured Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the date hereof and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment).
(c)    Reaffirmation of Guaranties. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement and each other Loan Guaranty.
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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL CABLE INDUSTRIES, INC.,
as the U.S. Borrower

By	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President

GENERAL CABLE COMPANY
LTD./COMPAGNIE GENERAL CABLE
LTEE,
as the Canadian Borrower

By	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President

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SILEC CABLE SAS,
as the French Borrower

By	/s/ Marie Therese Blanot
	Name:	Marie Therese Blanot
	Title:	Managing Director

NORDDEUTSCHE SEEKABELWERKE GMBH,
as the German Borrower

By	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Pursuant to Power of Attorney

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Pursuant to Power of Attorney

GRUPO GENERAL CABLE SISTEMAS, S.L.,
as the Spanish Borrower

By	/s/ Maria Teresa Cruz Ventura
	Name:	Maria Teresa Cruz Ventura
	Title:	Authorized Signatory

ECN CABLE GROUP, S.L.,
as the Spanish Borrower

By	/s/ Maria Teresa Cruz Ventura
	Name:	Maria Teresa Cruz Ventura
	Title:	Authorized Signatory

[signature page to Amendment No. 1]
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OTHER LOAN PARTIES:

GENERAL CABLE CORPORATION, as a
U.S. Guarantor

GK TECHNOLOGIES, INCORPORATED,
as a U.S. Guarantor

GENERAL CABLE INDUSTRIES LLC, as
a U.S. Guarantor

GENERAL CABLE TECHNOLOGIES
CORPORATION, as a U.S. Guarantor

DIVERSIFIED CONTRACTORS, INC.
as a U.S. Guarantor

GC GLOBAL HOLDINGS, INC.
as a U.S. Guarantor

GENERAL CABLE OVERSEAS
HOLDINGS, LLC, as a U.S. Guarantor

GENCA CORPORATION, as a U.S.
Guarantor

MLTC COMPANY, as a U.S. Guarantor

MARATHON STEEL COMPANY, as a
U.S. Guarantor

PRESTOLITE WIRE LLC, as a U.S.
Guarantor

GENERAL CABLE CANADA
HOLDINGS LLC, as a U.S. Guarantor

By	/s/ Robert J. Siverd
Name:	Robert J. Siverd
Title:	Executive Vice President

[signature page to Amendment No. 1]
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PHELPS DODGE INTERNATIONAL
CORPORATION, as a U.S. Guarantor

PHELPS DODGE ENFIELD
CORPORATION, as a U.S. Guarantor

PD WIRE & CABLE SALES
CORPORATION, as a U.S. Guarantor

PHELPS DODGE NATIONAL CABLES
CORPORATION, as a U.S. Guarantor

PHELPS DODGE AFRICA CABLE
CORPORATION, as a U.S. Guarantor

By	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

[signature page to Amendment No. 1]
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GENERAL CABLE AUTOMOTIVE
EUROPE SAS, as a French Guarantor

By	/s/ Stephen Chapman
	Name:	Stephen Chapman
	Title:	President

GC LATIN AMERICA HOLDINGS, S.L.,
as a Spanish Guarantor

By	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Consejero Delegados

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Consejero Delegados

GENERAL CABLE HOLDINGS SPAIN,
S.L., as a Spanish Guarantor

By	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Consejero Delegados

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Consejero Delegados

[signature page to Amendment No. 1]
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J.P. MORGAN CHASE BANK, N.A.,
TORONTO BRANCH, individually and as
Tranche C Swingline Lender

By	/s/ Auggie Marchetti
	Name:	Auggie Marchetti
	Title:	Authorized Officer

J.P. MORGAN SECURITIES PLC,
individually and as Tranche C Swingline
Lender

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

J.P. MORGAN EUROPE LIMITED, as
European Administrative Agent and
European Issuing Bank

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

Bank of America, N.A.

By	/s/ Brian Roman
	Name:	Brian Roman
	Title:	Vice President

Bank of America, N.A. acting through its Canada
Branch

By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

[signature page to Amendment No. 1]
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Bank of America Securities Limited

By	/s/ Joanne Hilliard
	Name:	Joanne Hilliard
	Title:	Vice President

CREDIT AGRICOLE CORPORATION
AND INVESTMENT BANK

By	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

By	/s/ James Austin
	Name:	James Austin
	Title:	Vice President

WELLS FARGO BANK, NA

By	/s/ Kevin S. Fong
	Name:	Kevin S. Fong
	Title:	Authorized Signatory

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA

By	/s/ Domenic Cosentino
	Name:	Domenic Cosentino
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Vice President

[signature page to Amendment No. 1]
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DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

DEUTSCHE BANK AG LONDON BRANCH

By	/s/ Mark Dixson
	Name:	Mark Dixson
	Title:	Managing Director

By	/s/ Ilias Katsoulis
	Name:	Ilias Katsoulis
	Title:	Vice President

PNC Bank, National Association

By	/s/ C. Joseph Richardson
	Name:	C. Joseph Richardson
	Title:	Senior Vice President

PNC BANK CANADA BRANCH

By	/s/ Caroline Stade
	Name:	Caroline Stade
	Title:	Senior Vice President

[signature page to Amendment No. 1]
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RBS CITIZENS BUSINESS CAPITAL,
a division of RBS Citizens, N.A.

By	/s/ David Slattery
	Name:	David Slattery
	Title:	Assistant Vice President

STANDARD CHARTERED BANK, as a Lender

By	/s/ James P. Hughes
	Name:	James P. Hughes
	Title:	Director

By	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	Credit Documentation, Manager
Credit Documentation, Unit, WB
Legal-Americas

HSBC BANK USA, NA

By	/s/ Joseph D. Donovan
	Name:	Joseph D. Donovan
	Title:	Vice President

Branch Banking and Trust Company

By	/s/ Ryan T. Hamilton
	Name:	Ryan T. Hamilton
	Title:	Assistant Vice President

The Huntington National Bank

By	/s/ John D. Whetstone
	Name:	John D. Whetstone
	Title:	Vice President

[signature page to Amendment No. 1]
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FIFTH THIRD BANK

By	/s/ Megan S. Szewc
	Name:	Megan S. Szewc
	Title:	Vice President

Fifth Third Bank, operating through its Canadian
Branch

By	/s/ Mauro Spagnolo
	Name:	Mauro Spagnolo
	Title:	Principal Officer

COMPASS BANK

By	/s/ Michael Sheff
	Name:	Michael Sheff
	Title:	Sr. Vice President

Bank of Montreal - Chicago Branch

By	/s/ Rebecca L. Bruch
	Name:	Rebecca L. Bruch
	Title:	Vice President

Bank of Montreal

By	/s/ Sean P. Gallaway
	Name:	Sean P. Gallaway
	Title:	Vice President

SUNTRUST BANK

By	/s/ Sandra M. Salazar
	Name:	Sandra M. Salazar
	Title:	Vice President / Portfolio Manager

[signature page to Amendment No. 1]
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RB International Finance (USA) LLC

By	/s/ Christoph Hoedl
	Name:	Christoph Hoedl
	Title:	First Vice President

By	/s/ Randall Abrams
	Name:	Randall Abrams
	Title:	Vice President

U.S. Bank National Association

By	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Vice President

U.S. Bank National Association, Canada Branch

By	/s/ Joseph Rauhala
	Name:	Joseph Rauhala
	Title:	Principal Officer

Goldman Sachs Bank USA

By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Goldman Sachs International Bank

By	/s/ Konstantinos Varotsis
	Name:	Konstantinos Varotsis
	Title:	Authorised Signatory

[signature page to Amendment No. 1]
971472.02C-CHISR02A - MSW

BARCLAYS BANK PLC

By	/s/ Irina Dimova
	Name:	Irina Dimova
	Title:	Vice President

Amalgamated Bank

By	/s/ Christine Herrick
	Name:	Christine Herrick
	Title:	Senior Credit Officer

Siemens Financial Services, Inc

By	/s/ Jeffrey B. Iervese
	Name:	Jeffrey B. Iervese
	Title:	Vice President

By	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

FirstMerit Bank N.A.

By	/s/ John Zimbo
	Name:	John Zimbo
	Title:	Vice President

MORGAN STANLEY BANK, N.A.

By	/s/ Brian Janiak
	Name:	Brian Janiak
	Title:	Authorized Signatory

[signature page to Amendment No. 1]
971472.02C-CHISR02A - MSW